2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI ALL PERU CAPPED INDEX FUND

June 19, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EPU | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI All Peru Capped Index Fund (the “Fund”).

CUSIP: 464289842

Trading Symbol: EPU

Underlying Index: MSCI All Peru Capped IndexTM

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated June 19, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI All Peru Capped Index” is a servicemark of MSCI Inc. licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Peru Capped Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index is a free float-adjusted market capitalization index designed to measure the performance of the “Broad Peru Equity Universe.” MSCI defines the Broad Peru Equity Universe by identifying Peruvian equity securities that are classified in Peru according to the MSCI Global Investable Market Indices Methodology (a methodology employed by MSCI to construct its Global Investable Market Indices, which classifies eligible securities according to their country of listing) as well as securities of companies that are headquartered in Peru and have the majority of their operations based in Peru.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 80% of its assets in the securities of its Underlying Index and depositary receipts representing securities in the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds affiliated with BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an

2

indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Central and South American Economic Risk. The economies of certain Central and South American countries, including Peru, have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s and Peru’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in any of the countries in this region may have a significant adverse effect on Peru’s economy.

Commodity Exposure Risk. The agriculture, fisheries and mining sectors of Peru’s economy account for a large portion of its exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the Peruvian economy. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

3

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets. Countries such as Peru may lack the infrastructure necessary to induce large amounts of foreign trade and investment.

Energy Risk. The Peruvian economy is dependent on the financial health of companies in the energy sector. The energy sector is cyclical and highly dependent on commodities prices, and the market values of companies in the energy sector are strongly affected by the levels and volatility of global energy prices, capital expenditures on exploration and production, energy conservation efforts, exchange rates and technological advances. Energy companies operating in countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies may face additional risks. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism and natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact on the Fund’s portfolio securities and the performance of the Fund.

Geographic Risk. Peru is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis. In addition, emerging markets such as Peru are economically sensitive to environmental events. Any natural disaster could have a significant adverse impact on the economies of this geographic area.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

4

Management Risk. The Fund will not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV is expected to fluctuate in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The

5

trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Natural Resources Sector Risk. The Peruvian economy is supported by rich mineral reserves. The profitability of companies in the natural resources sector can be affected by worldwide energy prices, limits on exploration, and production spending. Companies in the natural resources sector are affected by government regulation, world events and economic conditions. Companies in the natural resources sector are at risk for environmental damage claims. Companies in the natural resources sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls and increased competition. Companies in the natural resources sector may be adversely affected by depletion of resources, technological developments, and labor relations.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Non-U.S. Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in non-U.S.

6

securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may differ and/or may not be as extensive or protective as those that apply in the United States.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Peruvian economy is dependent on commodity prices and the economies of other Central and South American countries, Europe, Asia, particularly China, and the United States as key trading partners. Reduction in spending on Peruvian products and services by any of these trading partners or a downturn in any of these economies could adversely affect the Peruvian economy.

Security Risk. Peru has historically experienced strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the Peruvian market and may adversely affect the performance of the Peruvian economy.

7

Structural Risks. The Peruvian economy is subject to political, social, economic and regulatory risks which could adversely affect investments in the Fund. However, Peru has entered into, and is implementing, a bilateral trade agreement with the U.S. which is designed to help protect private U.S. investments in Peru, develop market-oriented policies in partner countries, and promote U.S. exports to Peru. This program may have the effect of limiting the potential risks listed below:

Political and Social Risk. Peru has experienced periods of political instability and social unrest in the past. Peru continues to experience significant unemployment in certain regions as well as widespread underemployment.

Expropriation Risk. There may be a risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested, particularly if the bilateral trade agreement with the U.S. is not fully implemented or fails in its purpose.

Currency Risk. Peru has experienced economic instability resulting from periods of high inflation and currency devaluations. Since 2000, however, Peru’s currency has remained relatively stable against the U.S. dollar.

Government Control and Regulation. Heavy regulation of labor is pervasive in Peru and may stifle Peruvian economic growth.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. Due to the relative illiquidity of the Peruvian securities market and other factors particular to Peru, including tax law matters described in the Taxes on Distributions section of this Prospectus, BFA expects that the Fund will experience tracking error that is significantly higher than is typical for equity index ETFs.

Valuation Risk. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

8

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees[1]	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
None	0.63%	None	None	0.63%

[1]

BFA may voluntarily waive a portion of the management fee, as it determines, from time to time; this table does not reflect such waivers or reimbursements. Any such waiver or reimbursement may be eliminated by BFA at any time.

[2]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$64	$202

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes (both expected to be de minimis), brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds

9

(iShares MSCI Brazil Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand Investable Market Index Fund and iShares MSCI Turkey Investable Market Index Fund, which are offered in separate prospectuses) as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets between $2.0 billion and $4.0 billion, plus 0.64% per annum of the aggregate net assets between $4.0 billion and $8.0 billion, plus 0.57% per annum of the aggregate net assets between $8.0 billion and $16.0 billion, plus 0.51% per annum of the aggregate net assets in excess of $16.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.63% . Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA will be available in the Fund’s annual report for the period ending August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since inception.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since inception.

10

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund will be listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol EPU.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial

11

Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar

12

shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

13

The value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

14

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. A large portion of the dividends received by the Fund may not be qualifying dividends.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year

15

consist of non-U.S. stocks or securities, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

For purposes of foreign tax credit calculations for U.S. shareholders of the Fund, non-U.S. capital gains taxes may not produce foreign source income, limiting the availability of such credits for U.S. tax purposes.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Fund Tax Risk. The Fund is subject to a 4.1% Peruvian dividend withholding tax on dividends paid by Peruvian companies. In addition, the Unified Text of the Income Tax Law of Peru, approved by Supreme Decree No. 179-2004-EF, and the Income Tax Law Regulations, approved by Supreme Decree No. 122-94-EF, generally provide that capital gains realized on sales of Peruvian securities are subject to taxation in Peru. Currently, capital gains realized by business entities (whether resident in Peru or not) as a consequence of the sale of Peruvian securities registered in the Securities Market Public Registry through a qualifying Peruvian exchange are exempted from the Peruvian income tax. Peruvian tax law imposes a 30% gross income tax on capital gains realized on other sales of Peruvian securities and sales of depositary receipts representing Peruvian securities. The Fund intends to accrue a reserve for the 30% gross income tax on capital gains realized on sales of depositary receipts representing Peruvian securities and on capital gains realized on sales of Peruvian securities not effected on qualifying Peruvian exchanges, including gains on shares and depository receipts distributed in redemption of Fund shares. It is possible that this tax will not be imposed because Peru’s tax administrative procedures and policies might not apply to non-Peruvian owners such as the Fund.

It is not expected that the Fund will be subject to tax in Peru based on its presence in Peru.

As a result of various modifications to the Unified Text of the Income Tax Law approved by Legislative Decree No. 972 on March 10, 2007 and in effect since January 1, 2009, capital gains realized on sales of Peruvian securities effected inside Peru will be subject to a 5% gross income tax after 2009. The Fund intends to pay the 5% tax on gains on sales effected in Peru in 2010 and subsequent years. This tax will be accrued during 2009 if there is appreciation during 2009 that will be subject to tax after 2009.

It is possible that the Fund, as a purchaser of securities, may be subject to a requirement that it withhold a 30% gross income tax from the proceeds payable to the seller of the securities on sales of applicable securities effected outside of Peru and pay that tax over to the Peruvian taxing authorities. It is not believed at this time that the withholding requirement will be enforced with respect to the Fund’s acquisitions

16

of securities by purchase nor that a withholding obligation would arise in connection with an exchange of Fund shares for securities or an exchange of securities for Fund shares.

Regulations providing clarifications to various aspects of the new rules have not yet been published. It is not clear at this time under what circumstances a transaction will be treated as effected inside or outside of Peru. There are uncertainties regarding the details of the intended operation of the law, particularly with respect to transactions effected by non-Peruvian entities. Among these uncertainties are uncertainties regarding the process for the vouching of cost basis of securities for the purposes of these taxes, uncertainties regarding the cost basis to be used to determine gain on securities sold on qualifying Peruvian exchanges after 2009 (a reference table and a procedure to determine the cost basis to be issued by the Peruvian Ministry of Economy and Finance, but that table and the procedure to be used have not yet been published), and uncertainties regarding the procedures to be applied in connection with the withholding of Peruvian tax. It is not yet clear what procedures, if any, will be implemented or whether the tax rules that apply to the Fund and its shareholders may be revised by legislation, judicial decisions or administrative action.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. It is not believed that Peru will attempt to impose a Peruvian capital gains tax on gains realized on sales of shares of the Fund in transactions effected outside of Peru by shareholders who are not otherwise subject to tax in Peru.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

17

The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction

18

fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of June 1, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,250,000	50,000	$1,500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

19

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

20

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Financial Highlights

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its financial highlights.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Trust, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

21

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance.

MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Trust, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data

22

included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

- 1209 No person is authorized to give any information or to make any representations about the EPU Fund and its shares not contained in this Prospectus and you should not rely on any other P—information. Read and keep the Prospectus for future reference.

IS -

Investment Company Act File No.: 811-09729

iSHARES®

BlackRock

ISHARES® TRUST

Statement of Additional Information

Dated June 19, 2009

(as revised December 1, 2009)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following fund of iShares Trust (the “Trust”), as such Prospectus may be revised or supplemented from time to time:

iShares MSCI All Peru Capped Index Fund (the “Fund”)

The Prospectus for the Fund is dated June 19, 2009 (as revised December 1, 2009). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, SEI Investments Distribution Co. (the “Distributor”) at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A. (“BGI”).

i

ii

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust currently consists of more than 145 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund.

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the “Underlying Index”) representing publicly-traded equity securities of issuers in a particular broad market, market segment, market sector or group of industries. The Fund is managed by BlackRock Fund Advisors* (“BFA” or the “Investment Adviser”), a subsidiary of BTC.

The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a basket of equity securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed and trade on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.

The Trust reserves the right to offer a “cash” option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 115%, which BFA may change from time to time, of the market value of the omitted Deposit Securities. See the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Transaction fees for cash creations or redemptions may be higher than the transaction fees associated with creations or redemptions in exchange for securities. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the SHAREHOLDER INFORMATION section of the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

*	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors (“BGFA”).

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT STRATEGIES AND RISKS

The Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in the Underlying Index.

Diversification Status. The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “IRC”) and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund’s total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those advised by BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust’s Board of Trustees (the “Board” or the “Trustees”). To the extent that the Fund engages in securities lending, BTC acts as securities lending agent for the Fund subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the Investment Company Act.

Repurchase agreements pose certain risks for the Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. The Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of the Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Securities of Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Non-U.S. Securities. The Fund intends to purchase publicly-traded common stocks of non-U.S. issuers. To the extent the Fund invests in stocks of non-U.S. issuers, the Fund’s investment in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored but the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc. or “A-1” by Standard & Poor’s® Rating Service, a division of The McGraw-Hill Companies, Inc. (“S&P®”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Futures and Options. The Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited.

The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

GENERAL CONSIDERATIONS AND RISKS

A discussion of some of the risks associated with an investment in the Fund is contained in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Equity Securities. An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to a direct investment in the types of stocks in which it invests.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

Risks of Investing in Non-U.S. Equity Securities. An investment in the Fund involves risks similar to those of investing in broad-based portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Dividend Risk. There is no guarantee that the issuer of the stocks held by the Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

PROXY VOTING POLICY

The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of Governance for Owners LLP (“Governance for Owners”). The Trust has delegated to Governance for Owners the responsibility for making voting determinations with respect to the portfolio securities held by the Fund, and the Fund (acting through its relevant service providers) votes proxies on the portfolio securities in accordance with those voting determinations. The remainder of this section discusses the Fund’s proxy voting guidelines and Governance for Owners’ role in implementing such guidelines.

Pursuant to a consulting services agreement with the Trust, Governance for Owners makes voting determinations for the Fund in a manner that Governance for Owners, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, the Fund may determine that it is in its best economic interests to refrain from exercising its proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, the Fund’s approach is also driven by shareholders’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Fund recalling loaned securities in order to ensure they are voted. Periodically, the Fund analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modifications of its proxy voting policies or procedures are necessary in light of any regulatory changes. Governance for Owners periodically reviews its proxy voting guidelines and will consider whether any modifications of the guidelines are necessary in light of any regulatory changes. Governance for Owners will normally make voting determinations on specific proxy issues in accordance with its proxy voting guidelines. Governance for Owners’ proxy voting guidelines provide guidance as to how to vote proxies on certain important or commonly raised issues. Governance for Owners makes voting determinations without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), Governance for Owners or Governance for Owners’ affiliates, BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, the Fund attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•

Governance for Owners normally makes voting determinations in favor of the re-election of directors, except where there are strong concerns that a lack of independent directors has resulted in decisions or outcomes that were detrimental to minority shareholders;

•

Governance for Owners would normally determine to withhold votes or vote against such resolutions generic matters (such as, “any other business”) depending on their overall assessment of the board and its past actions;

•

Governance for Owners would normally determine to vote in favor of amendments to corporate charter documents but would determine to withhold votes or vote against such proposals where the proposed changes weakened minority shareholder rights or were otherwise detrimental to the interests of minority shareholders; and

•

Governance for Owners assesses proposals related to significant acquisitions or divestments on a case-by-case basis, taking into account the merits of the proposed transaction and its likely benefit for all shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on the Fund’s proxy voting activity.

Information with respect to how the Fund voted proxies relating to the Fund’s portfolio securities during the 12 month period ended June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund’s website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Board has adopted a policy regarding the disclosure of the Fund’s portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based subscription services, including those large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares (“iShares Exemptive Orders”) and other institutional market participants and entities that provide information services.

Each business day, the Fund’s portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the

Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund and the terms of the Fund’s current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

CONSTRUCTION AND MAINTENANCE OF THE UNDERLYING INDEX

A description of the Underlying Index is provided below.

MSCI INDEXES

The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. The MSCI single country standard equity indexes have covered the world’s developed markets since 1969 and in 1987 MSCI commenced coverage of emerging markets.

Local stock exchanges traditionally calculated their own indexes which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, developed and emerging.

MSCI’s Global Investable Market Indices (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market capitalization size segmentation.

•	MSCI Global Standard Indices cover all investable large and mid cap securities by including approximately 85% of each market’s free float-adjusted market capitalization.

•

MSCI Global Small Cap Indices provide coverage to all companies with a market capitalization below that of the companies in the enhanced MSCI Global Standard Indices, and targeting up to 99% coverage of the free-float adjusted market capitalization in each market.

The Fund’s Underlying Index at its inception will be an MSCI index.

MSCI ALL Peru Capped Index

Number of Components: Approximately 25

Weighting. The MSCI All Peru Capped Index is a free float-adjusted market capitalization index, i.e., companies are included in the Underlying Index at weights determined according to the value of their free public float (free float multiplied by security price), as defined below. Any single security with a free float-adjusted market capitalization weight greater than 22.5% will have its weight capped in the Underlying Index at 22.5%. All single securities with a weight greater than 4.5% will have their weights capped such that, in the aggregate, these securities do not have a weight greater than 45% of the Underlying Index.

Selection Criteria. The Underlying Index is an MSCI index designed to measure the performance of “the Broad Peru Equity Universe”. MSCI identifies the “Broad Peru Equity Universe” as those that are classified in Peru according to the MSCI Global Investable Market Indices Methodology (a methodology employed by MSCI to construct its Global Investable Market Indices, which classifies eligible securities according to their country of listing) as well as securities of companies that are headquartered in Peru and have the majority of their operations based in Peru. At initial construction, the Underlying Index will hold the top 25 Peruvian equity securities by free-float adjusted market cap. MSCI’s index construction process involves: (i) defining the equity universe and (ii) determining security selection.

(i) Defining the Equity Universe. MSCI begins by identifying Peruvian equity securities. Peruvian equity securities are defined as securities classified in Peru according to the MSCI Global Investable Market Indices Methodology as well as securities from companies that are headquartered in Peru and have the majority of their operations based in Peru. All listed Peruvian equity securities, or listed Peruvian securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds (“ETFs”), equity derivatives, limited partnerships, and most investment trusts are eligible for inclusion in the Broad Peru Equity Universe.

(ii) Determining Security Selection. The securities of the Broad Peru Equity Universe are ranked by their decreasing free float-adjusted market capitalization. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. Only one security per issuer is considered. The top 25 securities are selected for inclusion in the initial Underlying Index according to the following rules:

1.	If a company eligible for inclusion within the Underlying Index has more than one equity security outstanding, the security with the most liquidity, as defined by MSCI, will be included in the Underlying Index. If a company has two types of shares or more in the local market, the eligible security for inclusion is the one that has the most liquidity, as defined by MSCI to be measured by the Annualized Traded Value Ratio (ATVR).

2.	If a company eligible for inclusion within the Underlying Index has a secondary listing in a foreign market or dual listing in addition to its local listing, the security with the most liquidity, as defined by MSCI, will be included in the Underlying Index.

3.	If a company eligible for inclusion within the Underlying Index has an ADR or a GDR listing in a foreign market in addition to its local listing, the security with the most liquidity, as defined by MSCI, will be included in the Underlying Index.

Free-Float. MSCI defines the free-float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free-float available to international investors include: (i) strategic and other shareholdings not considered part of available free-float and (ii) regulatory limits on share ownership for foreigners.

Under MSCI’s free-float-adjustment methodology, a constituent’s inclusion factor is equal to its estimated free-float rounded-up to the closest 5% for constituents with free-float equal to or exceeding 15%. For example, a constituent security with a free-float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free-float of less than 15% that are included on an exceptional basis, the estimated free-float is adjusted to the nearest 1%.

Price and Exchange Rates

Prices. The prices used to calculate the index is the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. MSCI currently uses the foreign exchange rates published by WM Reuters at 4:00 p.m., London time. Exchange rates are taken daily at 4:00 p.m., London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of “snapshots” of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI uses these rates to calculate the mid-point up to fifteen decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indexes. The Underlying Index is maintained with the objective of reflecting, on a timely basis, the evolution of the market for Peruvian equity securities. In maintaining the Underlying Index, emphasis is also placed on continuity, replicability and minimizing turnover. Maintaining the Underlying Index involves many aspects, including: (i) additions to, and deletions from, the Underlying Index; (ii) changes in number of shares outstanding; and (iii) changes in inclusion factors as a result of updated free-float estimates.

Index maintenance can be described by three broad categories of changes:

•	Annual index review, conducted on a fixed annual timetable, that systematically re-assesses the various dimensions of the Peruvian equity universe;

•	Quarterly rebalance, effective on the first business day of each March, June, September and December to coincide with the quarterly index reviews of the MSCI All Peru Index; and

•	Ongoing event-related changes, such as mergers and acquisitions, which generally are implemented in the indexes as they occur.

The Underlying Index is reviewed annually and any resulting changes are implemented as of the close of the last business day of November.

Additional Information. MSCI, Morgan Stanley Capital International and MSCI Index are service marks of Morgan Stanley Capital International and have been licensed for use by BTC. The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International. Nor does Morgan Stanley Capital International make any representation regarding the advisability of investing in the Fund.

INVESTMENT LIMITATIONS

The Board has adopted as a non-fundamental policy the investment objective of the Fund. Therefore, the Fund may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the Fund’s investment restrictions numbered one through nine below. The restrictions for the Fund cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

THE FUND WILL NOT:

1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.

Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund’s investment objective and policies).

6.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

7.	The Fund will not acquire more than 24.9% of the outstanding securities of any portfolio issuer (determined at the time of acquisition).

8.	The Fund will abstain from voting the securities of a portfolio issuer on any matter, if the Fund’s aggregate holdings of the securities of such portfolio issuer constitute in excess of 9.9% of the outstanding voting securities of such portfolio issuer at the time of the vote.

9.	The Fund will not make any investment for the purpose of exercising control or management of a portfolio issuer.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund, has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities (calculated at the time of investment).

BFA monitors the liquidity of restricted securities in the Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:

•	The frequency of trades and quotes for the security;

•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

•	Dealer undertakings to make a market in the security; and

•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities and Depositary Receipts based on securities in its Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

MANAGEMENT

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Trust, iShares, Inc., Master Investment Portfolio (“MIP”) and BlackRock Funds III, each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 178 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Lead Independent Trustee.

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(1) (52)	Trustee (since 2009)	President and Director, BlackRock, Inc. since 2006 and 2007, respectively; Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group since its formation in 1998 and BlackRock’s predecessor entities since 1988; Trustee, University of Pennsylvania since 2009; Chairman, Hope & Heroes Children’s Cancer Fund since 2002; President of the Board of Directors, Periwinkle Theatre for Youth since 1983.	Director of iShares, Inc. (since 2009); Director of BlackRock, Inc. (since 2007).

Lee T. Kranefuss(1) (47)	Trustee and Chairman (since 2003).	Global Chief Executive Officer, iShares/Intermediary Groups of BTC (since 2009); Director, President and Chief Executive Officer of BlackRock Asset Management International, Inc.(since 2009); Director and Chairman of BlackRock Investors Services (since 2009); Global Chief Executive Officer, iShares/Intermediary Groups of Barclays Global Investors, N.A. (“BGI”) (2008-2009); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (2005-2009); Director and Chairman of Barclays Global Investors Services (2005-2009); Chief Executive Officer, iShares Intermediary Index and Market Group of BGI (2005-2008); Chief Executive Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2005).	Director of iShares, Inc. (since 2003).

(1)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
(2)	Lee T. Kranefuss is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BFA, BTC and BlackRock Investors Services, an affiliate of BFA and BTC.

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
George G.C. Parker (70)	Trustee (since 2000); Lead Independent Trustee (since 2006).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Lead Independent Director of iShares, Inc. (since 2006); Director of Continental Airlines, Inc. (since 1996); Director of Community First Financial Group (since 1995); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of NETGEAR, Inc. (since 2007).

John E. Martinez(1) (47)	Trustee (since 2003).	Director of Real Estate Equity Exchange (since 2005).	Director of iShares, Inc. (since 2003); Chairman, Independent Review Committee, Canadian iShares Funds (since 2007).

Cecilia H. Herbert (60)	Trustee (since 2005).	Chair of Investment Committee, Archdiocese of San Francisco (1994-2005); Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2005) and Chair of the Finance and Investment Committees (since 2006) of the Thacher School.	Director of iShares, Inc. (since 2005).

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty (65)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi- Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002); Director of CSFB Alternative Investments Fund (6 portfolios) (since 2005).

John E. Kerrigan (53)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005).

Robert H. Silver (54)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007).

Darrell Duffie (55)	Trustee (since 2008).	Professor, Stanford University: Graduate School of Business (since 1984).	Director of iShares, Inc. (since June 2008); Director of Moody’s Corporation (since 2008).

(1)	Prior to August 13, 2009, John E. Martinez was deemed to be an “interested person” (as defined by the 1940 Act) of the Trust. As of August 13, 2009, Mr. Martinez has been determined to be a non-interested person notwithstanding his former affiliation with BGI prior to 2002.

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Michael A. Latham (43)	President (since 2007).	Director and Chief Financial Officer of BlackRock Asset Management International, Inc. (since 2009); Head of Americas iShares (since 2007); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).

Geoffrey D. Flynn (52)	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer, U.S. iShares, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2008-2009); Director, Mutual Fund Operations of BGI (2007-2008); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Jack Gee (49)	Treasurer and Chief Financial Officer (since 2008).	Senior Director of Fund Administration of Intermediary Investor Business of BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009); Treasurer and Chief Financial Officer of Parnassus Investments (2004).

Eilleen M. Clavere (57)	Secretary (since 2007).	Director of Legal Administration of Intermediary Investor Business of BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Ira P. Shapiro (46)	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel, BTC (since 2009); Associate General Counsel, BGI (2004-2009); First Vice President, Merrill Lynch Investment Managers (1993-2004).

Amy Schioldager (46)	Executive Vice President (since 2007).	Global Head of Index Equity, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Patrick O’Connor (41)	Vice President (since 2007).	Head of iShares Portfolio Management, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Lee Sterne (43)	Vice President (since 2007).	Head of U.S. Fixed Income Index and iShares, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007); Portfolio Manager, BGI (2001-2004).

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years

Matt Tucker (36)	Vice President (since 2007).	Director of Fixed Income Investment Strategy, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended August 31, 2008.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met four times during the fiscal year ended August 31, 2008.

The following table sets forth, as of December 31, 2008, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:

Name of Trustee(1)	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee In Family of Investment Companies
Lee T. Kranefuss	iShares Barclays 1-3 Year Treasury Bond Fund	$50,001-$100,000	Over $100,000
	iShares Russell 2000 Index Fund	$50,001-$100,000

John E. Martinez	iShares Barclays 7-10 Year Treasury Bond Fund	Over $100,000	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares Russell 1000 Index Fund	Over $100,000
	iShares Russell 1000 Value Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000

George G.C. Parker	iShares Dow Jones Select Dividend Index Fund	Over $100,000	Over $100,000
	iShares FTSE/Xinhua China 25 Index Fund	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares MSCI Mexico Investable Market Index Fund	$50,001-$100,000
	iShares Russell 1000 Value Index Fund	$50,001-$100,000
	iShares Russell 2000 Index Fund	$10,001-$50,000
	iShares Russell 2000 Value Index Fund	$50,001-$100,000
	iShares S&P 100 Index Fund	$50,001-$100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P 500 Value Index Fund	Over $100,000
	iShares S&P MidCap 400 Index Fund	$10,001-$50,000
	iShares S&P MidCap 400 Value Index Fund	$50,001-$100,000
	iShares S&P Small Cap 600 Index Fund	$10,001-$50,000

Cecilia H. Herbert	iShares Barclays 1-3 Year Treasury Bond fund	$10,001-$50,000	Over $100,000
	iShares Barclays TIPS Bond Fund	$10,001-$50,000
	iShares FTSE/Xinhua China 25 Index Fund	$50,001-$100,000
	iShares MSCI BRIC Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	$50,001-$100,000
	iShares MSCI Emerging Markets Index Fund	$10,001-$50,000
	iShares Russell 1000 Index Fund	$10,001-$50,000
	iShares Russell 2000 Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P MidCap 400 Index Fund	$10,000-$50,000

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee In Family of Investment Companies
Charles A. Hurty	iShares Dow Jones Financial Sector Index Fund	$1-$10,000	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	$1-$10,000
	iShares Dow Jones U.S. Energy Sector Index Fund	$10,001-$50,000
	iShares Dow Jones U.S. Technology Sector Index Fund	$1-$10,000
	iShares FTSE/Xinhua China 25 Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	$10,001-$50,000
	iShares MSCI Japan Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	$10,001-$50,000

John E. Kerrigan	iShares MSCI ACWI ex US Index Fund	Over $100,000	Over $100,000

Robert H. Silver	iShares Dow Jones U.S. Broker-Dealers Index Fund	Over $100,000	Over $100,000
	iShares Dow Jones U.S. Financial Services Index Fund	$10,001-$50,000
	iShares Dow Jones U.S. Regional Banks Index Fund	$50,001-$100,000
	iShares MSCI ACWI ex US Index Fund	$10,001-$50,000
	iShares MSCI BRIC Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares Russell 3000 Index Fund	$50,001-$100,000
	iShares S&P Europe 350 Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	Over $100,000

Darrell Duffie	None	None	None

(1)	Beneficial ownership is not shown for Robert S. Kapito because he was elected to serve as Trustee of the Trust effective December 1, 2009.

As of December 31, 2008, none of the Trustees who were not interested persons (as defined in the 1940 Act) of the Trust or their immediate family members owned beneficially or of record any securities of BGFA (the Fund’s investment adviser), the Distributor or any person controlling, controlled by or under common control with BGFA or the Distributor.

Remuneration Of Trustees. The Trust pays each Trustee who is not an interested person (as defined in the 1940 Act) of the Trust (“Independent Trustee”) and John Martinez, a Trustee who was categorized as an Interested Trustee as of December 31, 2008, an annual fee of $90,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board’s Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board’s Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2008:

Name of Interested Trustee(1)	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from the Fund and Fund Complex(3)
Lee T. Kranefuss(4)	$0	Not Applicable	Not Applicable	$0
John E. Martinez(5)	90,000	Not Applicable	Not Applicable	180,000

(1)	Compensation is not shown for Robert S. Kapito because he was appointed to serve as Interested Director of the Company effective December 1, 2009.
(2)	No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
(3)	Includes compensation for service on the Board of Directors of iShares, Inc.
(4)	Lee T. Kranefuss was not compensated by the Trust due to his employment with BGI during the time period reflected in the table.
(5)	Prior to August 13, 2009, John E. Martinez was deemed to be an “interested person” (as defined in the 1940 Act) of the Trust. As of August 13, 2009, John E. Martinez has been determined to be a non-interested person notwithstanding his former affiliation with BGI prior to 2002.

The table below sets forth the total compensation paid to each Independent Trustee for the calendar year ended December 31, 2008:

Name of Interested Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses(1)	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from the Fund and Fund Complex(2)
George G.C. Parker	$115,000	Not Applicable	Not Applicable	$230,000
John E. Kerrigan	90,000	Not Applicable	Not Applicable	180,000
Charles A. Hurty	110,000	Not Applicable	Not Applicable	220,000
Cecilia H. Herbert	90,000	Not Applicable	Not Applicable	180,000
Robert H. Silver	90,000	Not Applicable	Not Applicable	180,000
Darrell Duffie*	67,500	Not Applicable	Not Applicable	135,000

*	Appointed to serve as Independent Trustee of the Trust effective June 18, 2008.
(1)	No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
(2)	Includes compensation for service on the Board of Directors of iShares, Inc.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as it had not commenced operations as of the date of this SAI.

POTENTIAL CONFLICTS OF INTEREST

The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), Barclays PLC (“Barclays”), The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund’s investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”) and Barclays and its affiliates (collectively, the “Barclays Entities”)(BAC Entities and Barclays Entities, collectively, the “BAC/Barclays Entities”), with respect to the Fund and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by the Fund. The Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.

It is possible that the Fund may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. The Fund also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit the Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Determination of Net Asset Value” section in the Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Fund’s Board. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Fund wish to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange traded funds. As described in greater detail in the Creations and Redemptions section of the prospectus, BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of iShares that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

INVESTMENT ADVISORY, ADMINISTRATIVE AND DISTRIBUTION SERVICES

Investment Adviser. BFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to received a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Brazil Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand Investable Market Index Fund and iShares MSCI Turkey Investable Market Index Fund) as follows: 0.74% per annum of aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets between $2.0 billion and $4.0 billion, plus 0.64% per annum of the aggregate net assets between $4.0 billion and $8.0 billion, plus 0.57% per annum of the aggregate net assets between $8.0 billion and $16.0 billion plus 0.51% per annum of the aggregate net assets in excess of $16.0 billion.

As of August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.63%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BTC and BFA from controlling or underwriting the shares of the Fund, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

BFA and/or BTC may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BFA and/or BTC may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BFA and/or BTC from their own resources and not from the assets of the Fund.

Portfolio Managers. The individuals named as Portfolio Managers in the Fund’s Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as indicated in the tables below as of April 30, 2009:

DIANE HSIUNG

Types of Accounts	Number	Total Assets
Registered Investment Companies	158	$201,152,000,000
Other Pooled Investment Vehicles	0	$0
Other Accounts	3	$283,000
Accounts with Incentive-Based Fee Arrangements	N/A	N/A

GREG SAVAGE

Types of Accounts	Number	Total Assets
Registered Investment Companies	158	$201,152,000,000
Other Pooled Investment Vehicles	0	$0
Other Accounts	5	$276,000
Accounts with Incentive-Based Fee Arrangements	N/A	N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio’s or account’s gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. Incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, a potential conflict of interest may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

The table below shows, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of April 30, 2009:

DIANE HSIUNG

	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

GREG SAVAGE

	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

The discussion below describes the Portfolio Manager’s compensation as of August 31, 2009, at which time BGFA acted as the Fund’s investment adviser. The compensation for the Portfolio Managers may change as a result of the acquisition by BlackRock, Inc.

With respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers received a salary and were eligible to receive an annual bonus. Each Portfolio Manager’s salary was a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus was a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance.

Each Portfolio Manager’s salary and annual bonus were paid in cash. BGFA also operated a mandatory bonus deferral plan for employees whose bonuses exceeded certain thresholds which generally became payable three years after grant. One half of the mandatory deferral award was “notionally invested” in funds managed by BGI, and the other half was provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may have been increased or decreased over the three-year period. In addition, a Portfolio Manager may have been paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA Section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the Portfolio Manager may have elected to defer a portion of his or her bonus under that Plan.

If a Portfolio Manager was part of a select group of management or highly compensated employees and was designated by the plan administrators (in their discretion) to be eligible for participation in BGI’s Voluntary Levered Alpha Participation Plan (“VLAPP”), the Portfolio Manager may have elected to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would have received an award corresponding to the deferred bonus portion if he or she voluntarily elected in advance to defer. VLAPP awards generally vested after three years. The award would have been “notionally invested” in a fund(s) managed by BGI over the three-year period, and the return on that notional investment would have determined the final award amount. If the referenced fund’s return exceeded its benchmark, the excess return was multiplied by a factor of two (2) for the sole purpose of determining the return on the award’s notional investment.

Portfolio Managers may have been selected, on a fully discretionary basis, for awards under BGI’s Levered Alpha Participation Plan (“LAPP”). Under LAPP, these awards were determined annually, and generally vested in three equal installments over three years. Each vested installment was paid out upon vesting. At the option of the plan administrators, the award may have been “notionally invested” in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period would have determined the award payout amount. If the referenced fund’s return exceeded its benchmark, the excess return was multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award’s notional investment.

Prior to December 31, 2007, portfolio managers were eligible for selection, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under the CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed at that time by BGI, which meant that the final award amount could be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount will be paid once vested.

A Portfolio Manager may have been granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owned all of the BGI companies worldwide, which options vest in three equal installments over three years and were generally exercisable during prescribed exercise windows. Shares purchased must generally have been held 355 days prior to sale. For such purposes, the value of BGI UK Holdings was based on its fair value as determined by an independent public accounting firm.

As of April 30, 2009, Diane Hsiung and Greg Savage did not beneficially own shares of the Fund.

Codes of Ethics. The Trust, BFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund. State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State

Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.

Distributor. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company (“DTC”) participants (as defined below) and/or investor services organizations.

BFA or BTC may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

BROKERAGE TRANSACTIONS

BFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Shares. The Trust currently consists of more than 145 separate investment portfolios called funds. The Trust issues shares of beneficial interests in each fund with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act or (2) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of the fund and immediately prior to the commencement of trading in the fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. The fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of the fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and trustees of the fund and beneficial owners of 10% of the shares of the fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board subject to the affirmative vote of a majority of the holders of the Trust or the Fund entitled to vote on termination however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the American Stock Exchange and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, (as observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of cash and the deposit of a designated portfolio of securities (i.e., the Deposit Securities), transferred by way of a change in beneficial ownership transaction pursuant to applicable Peruvian regulations and rulings. The Deposit Securities constitute an optimized representation of the securities of the Fund’s Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant. The Fund currently offers Creation Units partially for cash.

BFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities change pursuant to the changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund’s Underlying Index.

If permitted by applicable laws to offer Creation Units of the Fund in exchange for the Fund Deposit, the Trust reserves the right to permit or require the substitution of a “cash in-lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (as discussed below), or the Federal Reserve System for U.S. Treasury securities. The Trust also reserves the right to permit or require a “cash-in-lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session of the New York Stock Exchange (“NYSE”) (“Closing Time”) (normally

4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.

Investors placing orders for Creation Units of the Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders. State Street shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, cash and the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor’s behalf by the Closing Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of cash or, if applicable, good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date). However, as discussed in Regular Holidays, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S.

and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by the applicable Participant Agreement, Creation Units may be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 115%, which BFA may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BFA, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust, State Street, the Distributor or BFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BFA, the Distributor, DTC, NSCC, State Street, the sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. When the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the “cash in lieu” portion of its investment up to a maximum additional variable charge as indicated in the chart below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the Fund’s standard creation transaction fees and maximum additional variable charges:

Standard Creation Transaction Fee	Maximum Additional Variable Charge*
$1,500	3.0%

*	As a percentage of the amount invested.

Redemption of Shares in Creation Units. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BFA and the Distributor make available through the NSCC, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the “Cash Redemption Amount”), less the redemption transaction fee set forth below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund currently redeems shares partially for cash.

Redemptions of shares will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s NAV is not reasonably practicable or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. Where the Trust, pursuant to applicable laws, permits redemptions in exchange for securities, the redeeming investor will be assessed an additional variable charge on the cash in lieu portion of its redemption proceeds, up to a maximum additional variable charge as indicated in the chart below. The redemption transaction fees for redemptions for securities and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are set forth below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the Fund’s standard redemption transaction fees and maximum additional variable charges:

Standard Redemption Transaction Fee	Maximum Additional Variable Charge*
$1,500	2.0%

*	As a percentage of the amount invested.

Placement of Redemption Orders. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (i) a request in satisfactory form to the Trust is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of redemption proceeds for the Fund may take longer than three Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the non-U.S. countries relevant to the Fund.

In order to take delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 10:00 a.m. Eastern time, on the next business day following the Transmittal Date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant and income, if any, will be paid to the Authorized Participant. The Participant Agreement

permits the Trust, on behalf of the Fund, to acquire the Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular securities included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of the Fund may trade on days that the Listing Exchange for the Fund is closed or on days that are otherwise not Business Days for the Fund, investors may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Regular Holidays. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar years 2009 and 2010 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2009

Peru
January 1	June 29	December 8
April 9	July 28	December 24
April 10	July 29	December 25
May 1	October 8	December 31

2010

Peru
January 1	July 28	November 1
April 1	July 29	December 8
April 2	August 30
June 29	October 8

TAXES

Regulated Investment Company Qualifications. The Fund intends to qualify for treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which

20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Sales of Shares. Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the IRC, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the IRC (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations (but generally not from U.S. REITs) and certain foreign corporations (e.g., foreign corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). The United States currently does not have a comprehensive income tax treaty with Peru. A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains.

If you lend your Fund shares pursuant to securities lending arrangements you may lose the ability to use foreign tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

Corporate Dividends Received Deduction. The Fund does not expect dividends that are paid to its corporate shareholders to be eligible, in the hands of such shareholders, for the corporate dividends received deduction.

Excess Inclusion Income. Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section  664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Investments. Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Fund may be subject to foreign income taxes withheld at the source. The Fund, if permitted to do so, will elect to “pass through” to its investors the amount of foreign income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s foreign income taxes. A foreign person invested in the Fund in a year that the Fund elects to “pass through” its foreign taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A foreign tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s foreign source income. For this purpose, shareholders must treat as foreign source gross income (i) their proportionate shares of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from foreign sources; the Fund’s gain from the sale of securities will generally be treated as U.S. source income. Certain limitations will be imposed to the extent to which the foreign tax credit may be claimed.

Passive Foreign Investment Companies. If the Fund purchases shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Reporting. If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax for decedents dying after December 31, 2009.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FINANCIAL STATEMENTS

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

MISCELLANEOUS INFORMATION

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust’s independent registered public accounting firm, audits the Fund’s financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Institutional Trust Company, N.A.—Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

IS-SAI-EPU-1209